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                                                                Exhibit 23.1


INDEPENDENT AUDITORS' CONSENT
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We consent to the incorporation by reference in Amendment No. 1 to Registration
Statement No. 33-93850, Amendment No. 1 to Registration Statement No.
333-05365, and Registration Statement No. 33-86840 of Washington Mutual, Inc.
of our report dated October 18, 1996, appearing on Amendment No. 2 to Form
8-K/A of Washington Mutual, Inc. dated October 25, 1996.


/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Seattle, Washington

October 25, 1996